STOCK EXCHANGE AGREEMENT

     THIS STOCK EXCHANGE AGREEMENT (this "Agreement") dated January 12, 2000 is by and between HOMESERVICES.COM INC., a Delaware corporation (the "Company"), and U.S. BANCORP PIPER JAFFRAY INC. (the "Stockholder").

                                  RECITALS

     A. The Stockholder owns in excess of 5% of the voting capital stock of the Company (the "Common Stock").

     B. The Stockholder desires to exchange 1,500,000 shares of Common Stock (the "Common Shares") for 1,500 shares of Series A Non-Voting Convertible Preferred Stock, $0.01 par value per share, of the Company (the "Preferred Shares").

     C. The Company desires to issue the Preferred Shares in exchange for the Common Shares.

     NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Effective upon execution of this Agreement, (a) the Company will issue to the Stockholder the Preferred Shares in consideration of the transfer by the Stockholder to the Company of the Common Shares, duly endorsed for transfer or accompanied by a stock power duly executed in blank, and (b) the Stockholder will acquire the Preferred Shares in exchange for the Common Shares.

     2. The Stockholder represents and warrants to, and agrees with, the Company that the following representations and warranties are, as of the date of this Agreement, true, correct and complete:

            (A) The execution, delivery and performance by the Stockholder of this Agreement and the effectuation of the transactions contemplated hereby are within its corporate power and have been duly authorized by all proceedings required to be taken under its certificate of incorporation and the laws of the State of Delaware.

            (B) The Stockholder is the beneficial and record owner of the Common Shares free and clear of all liens, pledges or other encumbrances.

            (C) The Stockholder acknowledges that the Preferred Shares issued to it and the shares of Common Stock into which the Preferred Shares are convertible will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, transferred or otherwise distributed in the absence of such registration or an applicable exemption therefrom. The Stockholder further acknowledges that the Company has not granted it and does not hereby grant it any right to have the Preferred Shares or the shares of Common Stock into which the Preferred Shares are convertible registered for sale in accordance with the Securities Act.

     3. The Company represents and warrants to, and agrees with, the Stockholder that the following representations and warranties are, as of the date of this Agreement, true, correct and complete:

            (A) The execution, delivery and performance by the Company of this Agreement and the effectuation of the transactions contemplated hereby are within its corporate power and have been duly authorized by all proceedings required to be taken under its certificate of incorporation and the laws of the State of Delaware.

            (B) The designations, rights and preferences of the Preferred Shares are as set forth in the Certificate of Designation attached hereto as Exhibit A.

            (C) Upon execution of this Agreement and completion of the transactions contemplated herein in accordance with the terms of this Agreement, the Preferred Shares will be duly issued, fully paid and non-assessable.

     4. (A) The Stockholder agrees to indemnify the Company and its affiliated companies and its and their officers, directors, employees, agents and representatives for and against all claims, actions, costs, expenses, damages, reasonable attorneys fees and other losses ("Claims") made, arising or paid with respect to (i) the issuance of the Preferred Shares or (ii) the exchange of the Preferred Shares for the Common Shares to the extent said Claims are not actually paid by the Company's liability and officers and directors insurance policies, and except to the extent that such Claims arise from the negligent or willful misconduct of the Company. Said indemnification shall, without limiting the generality of the foregoing, include any deductibles or retentions under said insurance policies and any increase in premiums charged to the Company as a result of said Claims. The Company makes no representation or warranty as to coverage, or the scope thereof, of any insurance policies it now has or may in the future have.

            (B) The Company agrees to, and to the extent it is reasonably able, to cause its affiliated companies and its and their officers, directors, employees, agents and representatives to first pursue recovery of any Claims under the applicable insurance policies.

     5. (A) All claims for indemnification under this Agreement shall be asserted and resolved as follows in this Section 5.

            (B) A party claiming indemnification under this Agreement (an "Indemnified Party") shall promptly (i) notify the Stockholder of any Claim that could give rise to a right of indemnification under this Agreement and
(ii) transmit to the Stockholder a written notice ("Claim Notice") describing in reasonable detail the nature of the Claim, a copy of all papers served with respect to that Claim (if any), an estimate of the amount of damages attributable to the Claim to the extent feasible (which estimate shall not be conclusive of the final amount of such Claim) and the basis for the Indemnified Party's request for indemnification under this Agreement. The failure to promptly deliver a Claim Notice shall not relieve the Stockholder of its obligations to the Indemnified Party with respect to the related Claim except to the extent that the resulting delay is materially prejudicial to the defense of that Claim.

            (C) The Indemnified Party, and/or its insurance carrier(s) pursuant to the terms of any relevant insurance policy, shall have full control of such defense. Notwithstanding the foregoing, if the Stockholder has delivered a written notice to the Indemnified Party to the effect that the Stockholder disputes its potential liability to the Indemnified Party under Sections 4 and 5 and if such dispute is resolved in favor of the Stockholder, the Stockholder shall not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section 5 or of the Stockholder's participation therein at the Indemnified Party's request. The Stockholder may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 5(c), and the Stockholder shall bear its own costs and expenses with respect to such participation.

            (D) Payments of all amounts owing by the Stockholder pursuant to any Claim under Sections 4 and 5 shall be made (i) with respect to reasonable attorneys fees and other expenses of defense, as incurred and
(ii) with respect to other Claims, within 30 days after the latest of (A) the settlement of that Claim, (B) the expiration of the period for appeal of a final adjudication of that Claim or (C) the expiration of the period for appeal of a final adjudication of the Stockholder's liability to the Indemnified Party under this Agreement.

     6. Execution of this Agreement shall be deemed to be the Stockholder's written consent, to the extent required by Section 5(h) of the Underwriting Agreement, dated October 7, 1999, between the Company and the Stockholder and Credit Suisse First Boston Corporation as representatives of the several underwriters named in Schedule A thereto for the Company to issue the Preferred Shares.

     7. Each party represents and warrants to the other that such person has not directly or indirectly employed or become obligated to pay any broker, finder or similar agent in connection with the transactions contemplated hereby and agrees to indemnify the other party against all claims arising for fees and commissions of brokers or similar agents employed or promised payment by such person.

     8. This Agreement constitutes the entire agreement and understanding between the parties on the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, relating to the subject matter of this Agreement.

     9. Each party will pay all fees, costs and expenses incurred by it connection with the transactions contemplated herein, including, without limitation, the fees and expenses of attorneys, accountants and other persons, and no portion thereof shall be paid by the other party hereto, except if otherwise specifically provided herein.

     10. This Agreement, and the rights and obligations of the parties hereto, shall be governed and construed and enforced accordance with the substantive laws of the State of New York without regard to the conflicts of laws provisions thereof.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 U.S. BANCORP PIPER JAFFRAY INC.

                                 By: /s/ Richard L. Hines
                                     -----------------------------------------
                                     Name:  Richard L. Hines
                                     Title: Managing Director

                                 HOMESERVICES.COM INC.

                                 By: /s/ Steven A. McArthur
                                     -----------------------------------------
                                     Name:  Steven A. McArthur
                                     Title: Senior Vice President, General
                                            Counsel and Secretary

                                 With regard to consent to the waiver of
                                 the lock-up provisions contained in
                                 Section 5(h) of the Underwriting
                                 Agreement, dated October 7, 1999, on
                                 behalf of the several Underwriters listed on Schedule A of such Underwriting Agreement

                                 U.S. BANCORP PIPER JAFFRAY INC.

                                 By: /s/ Richard L. Hines
                                     -----------------------------------------
                                     Name:  Richard L. Hines
                                     Title: Managing Director



                                 EXHIBIT A
                         CERTIFICATE OF DESIGNATION




                           CERTIFICATE OF DESIGNATION
                                     OF THE
                 SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK
                           (PAR VALUE $.01 PER SHARE)
                                       OF
                              HOMESERVICES.COM INC.
                              ______________________

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
                              ______________________



      The undersigned officers of HomeServices.Com Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

      That pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the said Corporation, the said Board of Directors on November 12, 1999, adopted the following resolution creating a series of shares of Preferred Stock designated as Series A Non-Voting Convertible Preferred Stock:

           RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Amended and Restated Certificate of Incorporation (the "Restated Certificate"), a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

           RESOLVED, that pursuant to the authority expressly granted to and vested in the Board by provisions of the Restated Certificate and the General Corporation Law of the State of Delaware (the "DGCL"), the issuance of a series of Preferred Stock, which shall consist of 1,500 shares of the 2,000,000 shares of Preferred Stock which the Corporation now has authority to issue, be, and the same hereby is, authorized, and the Board hereby fixes the powers, designations, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, set forth in the Restated Certificate which may be applicable to the Preferred Stock) authorized by this resolution as follows:

           Section 1. Designation of Series A Non-Voting Convertible Preferred Stock. The designation of such series of Preferred Stock authorized by this resolution shall be "Series A Non-Voting Convertible Preferred Stock." The Series A Non-Voting Convertible Preferred Stock (the "Series A Preferred") is issuable solely in whole shares that shall entitle the holder thereof to participate in the distributions and to have the benefit of all other rights of holders of Series A Preferred, as set forth herein and in the Restated Certificate.

           Section 2. Dividend Rights of Series A Preferred. When and if the Board shall declare a dividend or distribution payable with respect to the then-outstanding shares of Common Stock of the Corporation, the holders of the Series A Preferred shall be entitled to the amount of dividends per share that would be payable on the largest number of whole shares of Common Stock into which a holder's aggregate shares of Series A Preferred could then be converted pursuant to Section 3(a) hereof (such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

           Section 3.     Conversion Privileges.

           (a) Rights of Conversion. Subject to the other provisions of this Certificate of Designation, each share of Series A Preferred shall be convertible, without payment of any additional consideration by the holder thereof and at the option of such holder, into 1,000 fully paid and nonassessable shares of Common Stock, plus accrued but unpaid dividends under Section 2, at the office of the Corporation or any transfer agent for such stock.

           (b)  Automatic Conversion.

           (i) Subject to the other provisions of this Certificate of Designation, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), each share of Series A Preferred shall automatically, and without the requirement of further action by the Corporation or the holders, be converted into 1,000 fully paid and nonassessable shares of Common Stock, plus accrued but unpaid dividends under Section 2. For purposes of this
 Section 3, (A) a merger or consolidation of the Corporation with or into any other company or companies, or the merger of any other company or companies into the Corporation, in which consolidation or merger the stockholders of the Corporation receive distributions in cash or in securities of another company as a result of such consolidation or merger or (B) a sale of all or substantially all of the assets of the Corporation, shall be treated as a Liquidation Event.

           (ii) Subject to the other provisions of this Certificate of Designation, each share of Series A Preferred shall automatically be converted into 1,000 fully paid and nonasessable shares of Common Stock, plus accrued but unpaid dividends under Section 2, upon the transfer of ownership to any person other than a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended, or any affiliate of such bank holding company.

           (iii) Subject to the other provisions of this Certificate of Designation, each share of Series A Preferred shall automatically be converted into 1,000 fully paid and nonasessable shares of Common Stock, plus accrued but unpaid dividends under Section 2, upon the written consent of the holders of 662/3% of the outstanding Series A Preferred.

           (c) Limits on Conversion. Nothwithstanding any other provision of this Section 3, if a converting holder of shares of Series A Preferred is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended, or an affiliate thereof, the total number of shares of Common Stock held by such converting holder, aggregated with any shares of Common Stock held by any affiliate of such holder, after giving effect to the proposed conversion shall be less than 5% of the total shares of Common Stock outstanding immediately after such conversion and in the event a change in federal law permits a registered bank holding company to acquire in excess of 5% of the voting shares of the Corporation, such a holder may convert its shares to Common Stock to the maximum extent permitted by then current federal law. For purposes of calculating the total number of shares of Common Stock held by the converting holder and its affiliates, shares of Common Stock previously held by such converting holder or its affiliates shall be added to the sum of shares currently held by the converting holder and its affiliates, unless those shares were sold through a widely-dispersed public offering, sales in the public secondary market or through private placements in which no purchasers acquired individually or in concert with others, more than 2% of the shares of Common Stock then outstanding.

           (d) Mechanics of Conversion. Before any holder of Series A Preferred shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates thereof, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued; provided, however, that in the event of an automatic conversion pursuant to Section 3(b), the outstanding shares of Series A Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; and provided, further, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series A Preferred are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificate. The Corporation shall, as soon as practicable after delivery of the Series A Preferred certificates, issue and deliver at such office to such holder of Series A Preferred or its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred to be converted. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

           (e) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the date that the first share of Series A Preferred is issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, a corresponding subdivision of the Series A Preferred shall automatically be effected. Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, a corresponding combination of the Series A Preferred shall automatically be effected. Any adjustment under this
 Section 3(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

           (f) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 3), in any such event each holder of Series A Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

           (g) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred pursuant to this
 Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate prepared by the Corporation setting forth (i) such adjustments and readjustments and
 (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred.

           (h) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, the Corporation shall mail to each holder of Series A Preferred at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, and the amount and character of such dividend, distribution, security or right.

           (i) Issue Taxes. The holders of Series A Preferred shall pay any and all issue, transfer and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred pursuant hereto.

           (j) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Restated Certificate. All shares of Common Stock which are issuable upon such conversion shall, when issued, be duly and legally issued, fully paid and nonassessable and free of all taxes, liens and charges.

           (k) Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the corresponding fraction of the closing price of the Corporation's Common Stock on the Nasdaq National Market (or any other national securities exchange on which the Common Stock is then traded) on the day immediately preceding the conversion. If the Corporation's Common Stock is not listed on a national securities exchange, then the current fair market value of the Common Stock shall be as determined in good faith by the Corporation's Board of Directors.

           (l)  Notices.  Any notice required by the provisions of this
 Section 3 shall be in writing and shall be deemed effectively given:
 (i) upon personal delivery to the party to be notified, (ii) when telephonically confirmed if sent by telex or facsimile, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

      Section 4.  Limitation on Issuance of Shares Upon Conversion.

           (a)  The following definitions shall apply to this Certificate of
 Designation:

                (i) "Maximum Share Amount" shall mean the number of shares of the Corporation's Common Stock equal to 19.99% of the Corporation's Common Stock then outstanding;

                (ii) "Excess Shares" shall mean Common Stock of the Corporation which, upon issuance, results in the beneficial ownership (as defined in Rule 13(d)-3 of the Securities Exchange Act of 1934) by a holder of shares of Common Stock in excess of the Maximum Share Amount;

                (iii) "Exchange Rules" shall mean the rules or regulations of Nasdaq or any other principal securities market upon which the Common Stock of the Corporation is or becomes traded.

           (b) Except as provided in Section 4(c) hereof, the Corporation shall not be obligated to issue upon conversion of the Series A Preferred, in the aggregate, Excess Shares if such issuance in excess of the Maximum Shares Amount would constitute a breach or violation of the Corporation's obligations under the Exchange Rules.

           (c) To the extent the Corporation will be required, or it appears likely to the Board of Directors of the Corporation that the Corporation will be required, to issue any Excess Shares, the Corporation shall promptly use its best efforts to obtain stockholder approval in accordance with Delaware law, the applicable rules of the Securities and Exchange Commission and the Exchange Rules.

      Section 5.     Voting Rights.

           (a) Holders of Series A Preferred shall not be entitled to vote with holders of Common Stock, including without limitation in the election of directors of the Corporation, or as a separate class, except as otherwise provided by the DGCL and in this Section 5. To the extent that, under the DGCL, the vote of the holders of the Series A Preferred, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. Holders of the Series A Preferred shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled as of right under the DGCL which notice would be provided pursuant to the Corporation's Bylaws and the DGCL.

           (b) Notwithstanding the other provisions of this Section 5, at any time that any shares of Series A Preferred are outstanding, the Restated Certificate shall not be amended in any manner which would materially alter or change the powers, preferences or rights of the Series A Preferred so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding Series A Preferred, voting separately as a class.

      Section 6. Status of Converted Stock. In the event any shares of Series A Preferred shall be converted pursuant to Section 3 hereof, the shares so converted, redeemed or exchanged shall be cancelled and shall not be reissuable by the Corporation. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors.

      Section 7. Ranking. The shares of Series A Preferred shall rank on a parity with the Common Stock as to the payment of dividends. The Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.


           IN WITNESS WHEREOF, HomeServices.Com Inc. has caused this Certificate of Designation to be executed in its corporate name this 12th day of January, 2000.


                             HOMESERVICES.COM INC.


                             By:   /s/ Steven A. McArthur
                                  ------------------------------
                               Name:   Steven A. McArthur
                               Title:  Senior Vice President,
                                       General Counsel and Secretary